Exhibit 10.12
Residential Lease and Addendum for [***]
WHEREAS Steven R. Rodgers, General Counsel of Intel Corporation (“Executive” or “Tenant”) has received numerous threats of violence at his personal home (“Threats”) in retaliation for performing his job responsibilities for Intel Corporation (“Company”);
WHEREAS, the Threats are serious and suggest that the perpetrator(s) might be stalking the Executive. Federal law enforcement has opened a criminal investigation. The Company has retained an independent security contractor, [***] to protect the Executive and his family. [***] has recommended that the Executive relocate to a more secure home where the Executive is not publicly identified as the owner or resident to hinder the ability of perpetrator(s) to locate his home; and
WHEREAS, the Executive, Company, and [***] evaluated numerous homes for sale and they identified an appropriately secure home located at [***] (the “Premises”); and
WHEREAS, the Company’s Chief Executive Officer (“CEO”) notified the Company’s Board of Directors (the “BOD”) of the situation and the BOD directed the CEO to evaluate options for relocating the Executive to a more secure home at the Company’s expense. In consultation, the BOD and CEO agreed that it may reasonably be expected to benefit the Company to purchase the Premises and lease it to the Executive; and
NOW THEREFORE, the Company and Executive agree to the following rights and obligations, including a Residential Lease or Month-To-Month Rental Agreement (the “Rental Agreement”) and an Addendum to Residential Lease or Month-To-Month Rental Agreement attached thereto and made a part thereof (the “Addendum”), wherein the Addendum is to control upon a conflict or inconsistency between the Rental Agreement and the Addendum:

Tenant’s Initials                Company Initials        Landlord’s Initial
SR [***]          A.S. [***]
Recitals Page 1 of 1

RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (C.A.R. Form LR, Revised 12/15)
Date	[***] (“Landlord”)	Steven and [***] Rodgers (“Tenant”)	(“Landlord”) and (“Tenant’) agree as follows:

1.	PROPERTY:

A.	Landlord rents to Tenant and Tenant rents from Landlord, the real property and Improvements described as: [***](“Premises”).

B.	The Premises are for the sole use as a personal residence by the following named person(s) only: Steven and [***] Rodgers and Family.

C.	The following personal property, maintained pursuant to paragraph 11, is included if checked): See the addendum.

D.	The Premises may be subject to a local rent control ordinance

2.	TERM: The term begins on (date) [***] (“Commencement Date”), (Check A or B):
☐    A. Month-to-Month: and continues as a month-to-month tenancy. Tenant may terminate the tenancy by giving written notice at least 30 days prior to the Intended termination date. Such notices may be given on any date.
☒    B. Lease: and shall terminate on (date) 12/31/2026 at 11:59 ☐ AM/ ☒ PM.
Tenant shall vacate the Premises upon termination of the Agreement, unless: (i) Landlord and Tenant have extended this Agreement In writing or signed a new agreement; (ii) mandated by local rent control law; or (iii) Landlord accepts Rent from Tenant (other than past due Rent), in which case a month- to-month tenancy shall be created which either party may terminate as specified In paragraph 2A. Rent shall be at a rate agreed to by Landlord and Tenant, or as allowed by law. All other terms and conditions of this Agreement shall remain In full force and effect

3.	RENT: “Rent” shall mean all monetary obligations of Tenant to Landlord under the terms of the Agreement, except security deposit.

A.	Tenant agrees to pay $ 4,805.00 per month for the term of the Agreement.

B.	Rent is payable in advance on the 1st (or 5th ) day of each calendar month, and is delinquent on the next day.

C.
If Commencement Date falls on any day other than the day Rent Is payable under paragraph 3B, and Tenant has paid one full month’s Rent In advance of Commencement Date, Rent for the second calendar month shall be prorated and Tenant shall pay 1/30th of the monthly rent per day for each day remaining In prorated second month.

D.
PAYMENT: Rent shall be paid by ☒ personal check, ☐ money order, ☐ cashiers check, or ☒ other Electronic Deposit, to (name) Landlord or Landlord’s agent identified by the Landlord in writing, such as a property management company at (address) _____________________________ or at any other location subsequently specified by Landlord in writing to Tenant) (and __ if checked, rent may be paid personally, between the hours of  _________ and ___________ on the following days _____________________________). If any payment is returned for non-sufficient funds (“NSF”) or because tenant stops payment, then, after that: (i) Landlord may, in writing, require Tenant to pay Rent in cash for three months and (ii) all future Rent shall be paid by ☒ money order, or ☒ cashier's check.

E.	Rent payments received by Landlord shall be applied to the earliest amount(s) due or past due.

4. SECURITY DEPOSIT:

A.	Tenant agrees to pay $ 2 months rent as a security deposit. Security deposit will be transferred to and held by the Owner of the Premises, or held in Owner’s Broker’s trust account.

B.
All or any portion of the security deposit may be used, as reasonably necessary, to: (i) cure Tenant’s default in payment of Rent (which includes Late Charges, NSF fees or other sums due); (ii) repair damage, excluding ordinary wear and tear, caused by Tenant or by a guest or licensee of Tenant; (iii) clean Premises, if necessary, upon termination of the tenancy; and (iv) replace or return personal property or appurtenances. SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH’S RENT. If all or any portion of the security deposit is used during the tenancy, Tenant agrees to reinstate the total security deposit within five days after written notice Is delivered to Tenant. Within 21 days after Tenant vacates the Premises, Landlord shall: (1) furnish Tenant an Itemized statement indicating the amount of any security deposit received and the basis for its disposition and supporting documentation as required by California Civil Code § 1950.5(g); and (2) return any remaining portion of the security deposit to Tenant

C.
Security deposit will not be returned until all Tenants have vacated the Premises and all keys returned. Any security deposit returned by check shall be made out to all Tenants named on this Agreement, or as subsequently modified.

D.	No interest will be paid on security deposit unless required by local law.

E.
If the security deposit Is held by Owner, Tenant agrees not to hold Broker responsible for its return. If the security deposit is held in Owners Brokers trust account, and Broker’s authority Is terminated before expiration of this Agreement, and security deposit Is released to someone other than Tenant, then Broker shall notify Tenant, in writing, where and to whom security deposit has been released. Once Tenant has been provided such notice, Tenant agrees not to hold Broker responsible for the security deposit.

5	MOVE-IN COSTS RECEIVED/DUE: Move-in funds made payable to Landlord’s or Landlord’s agent shall be paid by ☒ personal check, ☐ money order, or ☐ cashier’s check. or electronic deposit

Category		Payment Received	Balance Due	Date Due
Rent from to (date)
*Security Deposit	$9610.00			[***]
Other
Other
Total
*The maximum amount Landlord may receive as security deposit, however designated, cannot exceed two months’ Rent for unfurnished premises, or three months’ Rent for furnished premises.
Tenant’s initials (        [SR]         ) (       [***]        )            Landlord’s initials (        [***]        ) (               )
© 2015, California Association of REALTORS®, Inc.
LR REVISED 12/15 (PAGE 1 OF 6)
RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (LR PAGE 1 OF 6)

[***]
6.     LATE CHARGE; RETURNED CHECKS:

A.
Tenant acknowledges either late payment of Rent or issuance of a returned check may cause Landlord to incur costs and expenses, the exact amounts of which are extremely difficult and impractical to determine. These costs may include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. if any installment of Rent due from Tenant is not received by Landlord within 5 (or                ) calendar days after the date due, or if a check is returned, Tenant shall pay to Landlord, respectively, an additional sum of $ 25.00         or                    % of the Rent due as a Late Charge and $25.00 as a NSF fee for the first returned check and $35.00 as a NSF fee for each additional returned check, either or both of which shall be deemed additional Rent.

B.
Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant’s late or NSF payment. Any Late Charge or NSF fee due shall be paid with the current installment of Rent. Landlord’s acceptance of any Late Charge or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3 or prevent Landlord from exercising any other rights and remedies under this Agreement and as provided by law.

7.     PARKING: (Check A or B)

☒	A. Parking is permitted as follows: Tenant has the right to park on the Premises
The right to parking is is not included in the Rent charged pursuant to paragraph 3. If not included in the Rent, the parking rental fee shall be an additional$                                 per month. Parking space(s) are to be used for parking properly licensed and operable motor vehicles, except for trailers, boats, campers, buses or trucks (other than pick-up trucks). Tenant shall park in assigned space(s) only. Parking space(s) are to be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked on the Premises. Mechanical work or storage of inoperable vehicles is not permitted in parking space(s) or elsewhere on the Premises.

OR ☐	B. Parking is not permitted on the Premises.
8.     STORAGE: (Check A or B)

☐	A. Storage is permitted as follows: __________
The right to separate storage space ☐ is, ☐ is not, included in the Rent charged pursuant to paragraph 3. if not included in the Rent, storage space fee shall be an additional $___________________________________________ per month. Tenant shall store only personal property Tenant owns, and shall not store property claimed by another or in which another has any right, title or Interest. Tenant shall not store any improperly packaged food or perishable goods, flammable materials, explosives, hazardous waste or other inherently dangerous material, or Illegal substances.

OR ☒	B. Except for Tenant’s personal property, contained entirely within the Premises, storage is not permitted on the Premises.
9.     UTILITIES: See Addendum

10.	CONDITION OF PREMISES: Tenant has examined Premises and, if any, all furniture, furnishings, appliances, landscaping and fixtures, including smoke detector(s).
(check all that apply:)

☒	A. Tenant acknowledges these items are clean and in operable condition, with the following exceptions: [***]

☐	B. Tenant’s acknowledgment of the condition of these items is contained In an attached statement of condition (C.A.R. Form MIMO).

☐
C.    (i) Landlord will Deliver to Tenant a statement of condition (C.A.R. Form MIMO) within 3 days after execution of this Agreement; _ prior to the Commencement Date; ☐ within 3 days after the Commencement Date.

(ii) Tenant shall complete and return the MIMO to Landlord within 3 (or ☐          ) days after Delivery. Tenant’s failure to return the MIMO within that time shall conclusively be deemed Tenant’s Acknowledgement of the condition as stated in the MIMO.

☐
D.    Tenant will provide Landlord a list of items that are damaged or not in operable condition within 3 (or ☐            ) days after Commencement Date, not as a contingency of this Agreement but rather as an acknowledgement of the condition of the Premises.

☒	E. Other: See addendum

11. MAINTENANCE USE AND REPORTING:

A.
Tenant shall properly use, operate and safeguard Premises, including if applicable, any landscaping, furniture, furnishings and appliances, and all mechanical, electrical, gas and plumbing fixtures, carbon monoxide devices and smoke alarms, and keep them and the Premises clean, sanitary and well ventilated. Tenant shall be responsible for checking and maintaining all carbon monoxide detectors and any additional phone lines beyond the one line and jack that Landlord shall provide and maintain. Tenant shall promptly notify Landlord, in writing, of any problem, malfunction or damage with any item including carbon monoxide devices and smoke alarms on the property. Tenant shall be charged for all repairs or replacements caused by Tenant, pets, guests or licensees of Tenant, excluding ordinary wear and tear. Tenant shall be charged for all damage to Premises as a result of failure to report a problem in a timely manner. Tenant shall be charged for repair of drain blockages or stoppages, unless caused by defective plumbing parts or tree roots invading sewer lines.

B.	☒ Landlord ☐ Tenant shall water the garden, landscaping, trees and shrubs, except:

C.	☒X Landlord ☐ Tenant shall maintain the garden, landscaping, trees and shrubs, except:

D.	☒x Landlord ☐ Tenant shall maintain See Addendum

E.
Landlord and Tenant agree that State or local water use restrictions shall supersede any obligation of Landlord or Tenant to water or maintain any garden, landscaping, trees or shrubs pursuant to 11B, 11C,. and 11D.

F.	Tenant’s failure to maintain any item for which Tenant is responsible shall give Landlord the right to hire someone to perform such maintenance and charge Tenant to cover the cost of such maintenance.

G.	The following items of personal property are included in the Premises without warranty and Landlord will not maintain, repair or replace them:
Tenant’s initials (        [SR]         ) (       [***]       )            Landlord’s initials (       [***]        ) (               )
LR REVISED 12/15 (PAGE 2 OF 6)
RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (LR PAGE 2 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

12.
NEIGHBORHOOD CONDITIONS: Tenant is advised to satisfy him or herself as to neighborhood or area conditions, including schools, proximity and adequacy of law enforcement, crime statistics, proximity of registered felons or offenders, fire protection, other governmental services, availability, adequacy and cost of any wired, wireless internet connections or other telecommunications or other technology services and installations, proximity to commercial, industrial or agricultural activities, existing and proposed transportation, construction and development that may affect noise, view, or traffic, airport noise, noise or odor from any source, wild and domestic animals, other nuisances, hazards, or circumstances, cemeteries, facilities and condition of common areas, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Tenant.

13.	Pets: Pets are allowed. Tenant will be responsible for any damage to the Premises from Tenant’s pets beyond normal wear and tear.

14.
☐ (If checked) NO SMOKING: No smoking of any substance Is allowed on the Premises or common areas. If smoking does occur on the Premises or common areas, (i) Tenant is responsible for all damage caused by the smoking including, but not limited to stains, burns, odors and removal of debris; (ii) Tenant is In breach of this Agreement; (iii) Tenant, guests, and all others may be required to leave the Premises; and (iv) Tenant acknowledges that in order to remove odor caused by smoking, Landlord may need to replace carpet and drapes and paint the entire premises regardless of when these items were last cleaned, replaced, or repainted. Such actions and other necessary steps will impact the return of any security deposit. The Premises or common areas may be subject to a local non-smoking ordinance.

15. RULES/REGULATIONS:

A.
Tenant agrees to comply with all reasonable and customary Landlord rules and regulations that are at any time posted on the Premises or delivered to Tenant. Tenant shall not, and shall ensure that guests and licensees of Tenant shall not, disturb, annoy, endanger or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing or transporting illicit drugs or other contraband, or violate any law or ordinance, or commit a waste or nuisance on or about the Premises.

B.	(If applicable, check one)

☐	1. Landlord shall provide Tenant with a copy of the rules and regulations within days or

☐	2. Tenant has been provided with, and acknowledges receipt of, a copy of the rules and regulations.
16. ☐ (If checked) CONDOMINIUM; PLANNED UNIT DEVELOPMENT:

A.
The Premises are a unit in a condominium, planned unit development common interest subdivision or other development governed by a homeowners’ association (“HOA’). The name of the HOA is       [***]    . Tenant agrees to comply with all HOA covenants, conditions and restrictions, bylaws, rules and regulations and decisions (“HOA Rules”). Landlord shall provide Tenant copies of HOA Rules, if any. Tenant shall reimburse Landlord for any fines or charges imposed by HOA or other authorities, due to any violation by Tenant, or the guests or licensees of Tenant.

B.	(Check one)

☐	1. Landlord shall provide Tenant with a copy of the HOA Rules within [***] days or

☐	2. Tenant has been provided with, and acknowledges receipt of, a copy of the HOA Rules.
17.     ALTERATIONS; REPAIRS: See Addendum

18. KEYS; LOCKS:

A.	Tenant acknowledges receipt of (or Tenant will receive ☐ prior to the Commencement Date, or ☐ )

☒ 3key(s) to Premises	☒ 3 remote control device(s) for garage door/gate opener(s),
☐___key(s) to mailbox, ☐___keys to common area(s),	___________________________________________

B.	Tenant acknowledges that locks to the Premises ☐ have, ☐ have not, been re-keyed.

C.
If Tenant re-keys existing locks or opening devices, Tenant shall immediately deliver copies of all keys to Landlord. Tenant shall pay all costs and charges related to loss of any keys or opening devices. Tenant may not remove locks, even if installed by Tenant.

19. ENTRY:

A.
Tenant shall make Premises available to Landlord or Landlord’s representative for the purpose of entering to make necessary or agreed repairs, (including, but not limited to, installing, repairing, testing, and maintaining smoke detectors and carbon monoxide devices, and bracing, anchoring or strapping water heaters), decorations, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, or contractors.

B.
Landlord and Tenant agree that 24-hour written notice shall be reasonable and sufficient notice, except as follows: (1) 48-hour written notice is required to conduct an inspection of the Premises prior to the Tenant moving out, unless the Tenant waives the right to such notice. (2) If Landlord has in writing informed Tenant that the Premises are for sale and that Tenant will be notified orally to show the premises (C.A.R. Form NSE), then, for the next 120 days following the delivery of the NSE, notice may be given orally to show the Premises to actual or prospective purchasers. (3) No written notice is required if Landlord and Tenant orally agree to an entry for agreed services or repairs if the date and time of entry are within one week of the oral agreement. (4) No notice is required: (i) to enter in case of an emergency; (ii) if the Tenant is present and consents at the time of entry; or (iii) if the Tenant has abandoned or surrendered the Premises.

C.	☐ (If checked) Tenant authorizes the use of a keysafe/lockbox to allow entry into the Premises and agrees to sign a keysafe/lockbox addendum (C.A.R. Form KLA).
20. SIGNS: Tenant authorizes Landlord to place FOR SALE/LEASE signs on the Premises.

21.
ASSIGNMENT; SUBLETTING: Tenant shall not sublet all or any part of Premises, or assign or transfer this Agreement or any interest in It, without Landlord’s prior written consent. Unless such consent is obtained, any assignment, transfer or subletting of Premises or this Agreement or tenancy, by voluntary act of Tenant, operation of law or otherwise, shall, at the option of Landlord, terminate this Agreement.

Tenant’s initials (         [SR]         ) (     [***]     )            Landlord’s initials (        [***]      ) (               )
LR REVISED 12/15 (PAGE 3 OF 6)
RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (LR PAGE 3 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

22.
JOINT AND INDIVIDUAL OBLIGATIONS: If there Is more than one Tenant, each one shall be Individually and completely responsible for the performance of all obligations of Tenant under this Agreement, jointly with every other Tenant, and individually, whether or not in possession.

23.
☐    LEAD-BASED PAINT (If checked): Premises were constructed prior to 1978. In accordance with federal law, Landlord gives and Tenant acknowledges receipt of the disclosures on the attached form (C.A.R. Form FLD) and a federally approved lead pamphlet.

24.	☐ MILITARY ORDNANCE DISCLOSURE: (If applicable and known to Landlord) Premises are located within one mile of an area once used for military training, and may contain potentially explosive munitions.

25.
☒    PERIODIC PEST CONTROL: Landlord has entered Into a contract for periodic pest control treatment of the Premises and shall give Tenant a copy of the notice originally given to Landlord by the pest control company.

26.
☐    METHAMPHETAMINE CONTAMINATION: Prior to signing this Agreement, Landlord has given Tenant a notice that a health official has issued an order prohibiting occupancy of the property because of methamphetamine contamination. A copy of the notice and order are attached.

27.
☐    MEGAN’S LAW DATABASE DISCLOSURE: Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders Is made available to the pubic via an internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov. Depending on an offender’s criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides. (Neither Landlord nor Brokers, if any, are required to check this website. If Tenant wants further Information, Tenant should obtain information directly from this website.)

28.	POSSESSION:

A.
* Tenant Is not In possession of the Premises. If Landlord is unable to deliver possession of Promises on Commencement Date, such Date shall be extended to the date on which possession is made available to Tenant. If Landlord is unable to deliver possession within 5 (or                ) calendar days after agreed commencement Date. Tenant may terminate this Agreement by giving written notice to Landlord, and shall be refunded all Rent and security deposit paid. Possession is deemed terminated when Tenant has returned all keys to the Premises to Landlord.

B.	* Tenant is already in possession of the Premises.

29.	TENANT’S OBLIGATIONS UPON VACATING PREMISES:

A.
Upon termination of this Agreement. Tenant shall: (i) give Landlord all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate and surrender Premises to Landlord, empty of all persons; (iii) vacate any/all parking and/or storage space; (iv) clean and deliver Premises, as specified in paragraph C below, to Landlord in the same condition as referenced in paragraph 10; (v) remove all debris; (vi) give written notice to Landlord of Tenant’s forwarding address; and (vii).

B.
All alterations/improvements made by or caused to be made by Tenant, with or without Landlord’s consent, become the property of Landlord upon termination. Landlord may charge Tenant for restoration of the Premises to the condition it was in prior to any alterations/improvements, if the the alterations/improvements were not approved by the Landlord.

C.
Right to Pre-Move-Out Inspection and Repairs: (i) After giving or receiving notice of termination of a tenancy (C.A.R. Form NTT), or before the end of a lease, Tenant has the right to request that an inspection of the Premises take place prior to termination of the lease or rental (C.A.R. Form NRI). If Tenant requests such an inspection, Tenant shall be given an opportunity to remedy identified deficiencies prior to termination, consistent with the terms of this Agreement. (ii) Any repairs or alterations made to the Premises as a result of this inspection (collectively, “Repairs”) shall be made at Tenant’s expense. Repairs may be performed by Tenant or through others, who have adequate insurance and licenses and are approved by Landlord. The work shall comply with applicable law, including governmental permit, inspection and approval requirements. Repairs shall be performed in a good, skillful manner with materials of quality and appearance comparable to existing materials. It is understood that exact restoration of appearance or cosmetic items following all Repairs may not be possible. (iii) Tenant shall: (a) obtain receipts for Repairs performed by others; (b) prepare a written statement indicating the Repairs performed by Tenant and the date of such Repairs; and (c) provide copies of receipts and statements to Landlord prior to termination. Paragraph 29C does not apply when the tenancy is terminated pursuant to California Code of Civil Procedure § 1161(2), (3) or (4).

30.
BREACH OF CONTRACT; EARLY TERMINATION: In addition to any obligations established by paragraph 29, in the event of termination by Tenant prior to completion of the original term of the Agreement, Tenant shall also be responsible for lost Rent, rental commissions, advertising expenses and painting costs necessary to ready Premises for re-rental. Landlord may withhold any such amounts from Tenant’s security deposit.

31.
TEMPORARY RELOCATION: Subject to local law, Tenant agrees, upon demand of Landlord, to temporarily vacate Premises for a reasonable period, to allow for fumigation (or other methods) to control wood destroying pests or organisms, or other repairs to Premises. Tenant agrees to comply with all instructions and requirements necessary to prepare Premises to accommodate pest control, fumigation or other work, including bagging or storage of food and medicine, and removal of perishables and valuables. Tenant shall only be entitled to a credit of Rent equal to the per diem Rent for the period of time Tenant is required to vacate Premises.

32.	DAMAGE TO PREMISES: See Addendum

33.
INSURANCE: Tenant’s or guest’s personal property and vehicles are not insured by Landlord, manager or, if applicable, HOA, against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Tenant shall comply with any reasonable and customary requirement imposed on Tenant by Landlord’s Insurer to avoid: (i) an increase in Landlord’s insurance premium (or Tenant shall pay for the increase in premium); or (ii) loss of insurance.

34.
WATERBEDS/PORTABLE WASHERS: Tenant shall not use or have waterbeds on the Premises unless: (i) Tenant obtains a valid waterbed insurance policy; (ii) Tenant increases the security deposit in an amount equal to one-half of one month’s Rent; and (iii) the bed conforms to the floor load capacity of Premises. Tenant shall not use on the Premises Portable Dishwasher Portable Washing Machine.

35	WAIVER: The waiver of any breach shall not be construed as a continuing waiver of the same or any subsequent breach.

Tenant’s initials (         [SR]         ) (       [***]      )            Landlord’s initials (        [***]        ) (               )

LR REVISED 12/15 (PAGE 4 OF 6)
RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (LR PAGE 4 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

36	NOTICE: Notices may be served at the following address, or at any other location subsequently designated.

Landlord: Holdco	Tenant: TBD

37.
TENANT ESTOPPEL CERTIFICATE: Tenant shall execute and return a commercially reasonable tenant estoppel certificate delivered to Tenant by Landlord or Landlord’s agent within 3 days after its receipt. Failure to comply with this requirement shall be deemed Tenant’s acknowledgment that the tenant estoppel certificate is true and correct, and may be relied upon by a lender or purchaser.

38.	REPRESENTATION

A.	TENANT REPRESENTATION; OBLIGATIONS REGARDING OCCUPANTS; CREDIT: (REMOVED)

B.    LANDLORD REPRESENTATIONS: Landlord warrants that, unless otherwise specified In writing, Landlord is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding affecting the Premises.

39.	MEDIATION: Deleted.

40.
ATTORNEY FEES: In any action or proceeding arising out of this Agreement, the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney fees and costs, collectively not to exceed $1,000 (or $             ), except as provided in paragraph 39A.

41.    C.A.R. FORM: C.A.R. Form means the specific form referenced or another comparable form agreed to by the parties.
42. OTHER TERMS AND CONDITIONS; SUPPLEMENTS: ☐ Interpreter/Translator Agreement (C.A.R. Form ITA);
☐ Keysafe/Lockbox Addendum (C.A.R. Form KLA) ☐ Lead-Based Paint and Lead-Based Paint Hazards Disclosure (C.A.R. Form FLD)

43. Landlord in Default Addendum (C.A.R. Form LID)
The following ATTACHED supplements are Incorporated In this Agreement: See Addendum

43.
TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES: Time is of the essence. All understandings between the parties are incorporated in this Agreement. Its terms are intended by the parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions wilt nevertheless be given full force and effect. Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed except in writing. This Agreement is subject to California landlord-tenant law and shall incorporate all changes required by amendment or successors to such law. This Agreement and any supplement, addendum or modification, including any copy, may be signed in two or more counterparts, all of which shall constitute one and the same writing.

44.    AGENCY:

A.	CONFIRMATION: The following agency relationship(s) are hereby confirmed for this transaction:
Listing Agent: (Print firm name)
Is the agent of (check one): ☐ the Landlord exclusively; or ☐ both the Landlord and Tenant.
Leasing Agent: (Print firm name)
(if not same as Listing Agent) Is the agent of (check one): ☐ the Tenant exclusively; or ☐ the Landlord exclusively; ☐ or both the Tenant and Landlord.

B.
DISCLOSURE: ☐ (if checked): The term of this lease exceeds one year. A disclosure regarding real estate agency relationships (C.A.R. Form AD) has been provided to Landlord and Tenant, who each acknowledge its receipt.

45.	☐ TENANT COMPENSATION TO BROKER: Upon execution of this Agreement, Tenant agrees to pay compensation to Broker as specified in a separate written agreement between Tenant and Broker.

46.	☐ INTERPRETER/TRANSLATOR: The terms of this Agreement have been interpreted for Tenant into the following language:
. Landlord and Tenant acknowledge receipt of the attached interpreter/translator agreement (C.A.R. Form ITA).

Tenant’s initials (         [SR]         ) (       [***]        )            Landlord’s initials (        [***]        ) (               )
LR REVISED 12/15 (PAGE 5 OF 6)
RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (LR PAGE 5 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

47.
NOTICE OF RIGHT TO RECEIVE FOREIGN LANGUAGE TRANSLATION OF LEASE/RENTAL AGREEMENTS: California Civil Code requires a landlord or property manager to provide a tenant with a foreign language translation copy of a lease or rental agreement. If the agreement was negotiated primarily in Spanish, Chinese, Korean, Tagalog or Vietnamese. If applicable, every term of the lease/rental needs to be translated except for, among others, names, dollar amounts and dates written as numerals, and words with no generally accepted non-English translation.

48.
OWNER COMPENSATION TO BROKER: Upon execution of this Agreement, Owner agrees to pay compensation to Broker as specified in a separate written agreement between Owner and Broker (C.A.R. Form LL or LCA).

49.	RECEIPT: If specified in paragraph 5, Landlord or Broker, acknowledges receipt of move-in funds.

Landlord and Tenant acknowledge and agree Brokers: (a) do not guarantee the condition of the Premises; (b) cannot verify representations made by others; (c) cannot provide legal or tax advice; (d) will not provide other advice or information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this Agreement, Brokers: (e) do not decide what rental rate a Tenant should pay or Landlord should accept; and (f) do not decide upon the length or other terms of tenancy. Landlord and Tenant agree that they will seek legal, tax, insurance and other desired assistance from appropriate professionals.

Tenant agrees to rent the Premises on the above terms and conditions.

Tenant /s/ Steven R. Rodgers		Date [***]
Address	City	State	Zip
Telephone	Fax	E-mail
Tenant [***]		Date [***]
Address	City	State	Zip
Telephone	Fax	E-mail
GUARANTEE: In consideration of the execution of this Agreement by and between Landlord and Tenant and for valuable consideration, receipt of which is hereby acknowledged, the undersigned (“Guarantor”) does hereby:
(i) guarantee unconditionally to Landlord and Landlord’s agents, successors and assigns, the prompt payment of Rent or other sums that become due pursuant to this Agreement, including any and all court costs and attorney fees included in enforcing the Agreement; (ii) consent to any changes, modifications or alterations of any term in this Agreement agreed to by Landlord and Tenant; and (iii) waive any right to require Landlord and/or Landlord’s agents to proceed against Tenant for any default occurring under this Agreement before seeking to enforce this Guarantee.

Guarantor (Print Name)
Guarantor		Date
Address	City	State	Zip
Telephone	Fax	Email
Landlord agrees to rent the Premises on the above terms and conditions.

Landlord[***] Date Landlord Date
Address[***]
Telephone Fax E-mail

REAL ESTATE BROKERS:
A. Real estate brokers who are not also Landlord under this Agreement are not parties to the Agreement between Landlord and Tenant.
B. Agency relationships are confirmed in paragraph 44.
C. COOPERATING BROKER COMPENSATION: Listing Broker agrees to pay Cooperating Broker (Leasing Firm) and Cooperating Broker agrees to accept: (i) the amount specified in the MLS, provided Cooperating Broker is a Participant of the MLS in which the Property is offered for sale or lease or a reciprocal MLS; or (ii) ☐ (if checked) the amount specified in a separate written agreement between Listing Broker and Cooperating Broker.

Company agrees to the above terms and conditions

/s/ Allon Stabinsky
Allon Stabinsky

VP & Deputy General Counsel, Litigation, Licensing & Parents on behalf of Intel Corporation

Address 2200 Mission College Blvd, Santa Clara CA 95054

Tenant’s initials (         [SR]         ) (       [***]        )            Landlord’s initials (        [***]       ) (               )
LR REVISED 12/15 (PAGE 6 OF 6)
RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (LR PAGE 6 OF 6)
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MEGAN’S LAW DATA BASE DISCLOSURE Regarding Registered Sex Offenders (CAR. Form DBD, Revised 11/08)
The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, Agreement, ☒ Residential Lease or Month-to-Month Rental Agreement, ☐ other dated , on property known as:[***] in which Steven Rodgers is referred to as Buyer/Tenant and [***] is referred to as Seller/Landlord.

Notice: Pursuant to Section 290.4 6 of the Penal Code, information about specified registered sex offenders is made available to the public via an internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov. Depending on an offender’s criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides.
(Neither Seller nor Brokers are required to check this website. If Buyer wants further information, Broker recommends that Buyer obtain information from this website during Buyer’s inspection contingency period. Brokers do not have expertise in this area.)
Buyer/Tenant    /s/ Steven R. Rodgers    Date    [***]
Steven Rodgers
Buyer/Tenant    [***]        Date    [***]

Seller/Landlord    [***]        Date     [***]

Seller/Landlord                        Date

Addendum to
Residential Lease Or Month-To-Month Rental Agreement
THIS ADDENDUM TO RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT (the “Addendum”) is incorporated by reference into and made a part that certain Residential Lease or Month-To-Month Rental Agreement (the “Rental Agreement”) dated [***], for property known [***] (the “Premises”) by and between Landlord and Tenant (the Rental Agreement and the Addendum together collectively the “Lease”). All capitalized terms used in this Addendum, unless specifically defined herein, shall have the meanings ascribed to them in the Rental Agreement. The Addendum shall control upon a conflict or inconsistency between the Addendum and the Rental Agreement.

1.	Property: Paragraph 1(C) of the Rental Agreement is hereby supplemented with the following:
The personal property included in the Rental Agreement includes all appliances located at the Premises as of the Commencement Date, including but not limited to: dishwasher(s), oven range(s), oven(s), built-in coffee system(s), microwave(s), refrigerator(s), wine refrigerator(s) and washer and dryer.

2.	Term: The following new Paragraphs 2(C) and 2(D) are hereby added to the Rental Agreement:

C.
Landlord may also terminate the Lease upon a Material Default (hereinafter defined) by Tenant by giving Tenant written notice thereof as provided herein. A “Material Default” shall be: (i) any monetary default (including, but not limited to, Tenant’s failure to pay Rent when due); (ii) intentional or negligent destruction of the Premises by Tenant or its guests; (iii) abandonment of the Premises by Tenant; (iv) any Prohibited Lien (hereinafter defined) is filed against the Premises; and (v) any prohibited assignment, transfer or sublease of the Premises in contravention of Paragraph 21 of the Rental Agreement. Landlord may terminate the Lease upon the occurrence of a Material Default, which Material Default has not been cured by Tenant within thirty (30) days after written notice from Landlord to Tenant (a “Material Default Notice”); provided, however, if such cure cannot reasonably be completed within thirty (30) days from the Material Default Notice, Landlord may not terminate this Lease if Tenant promptly commences such cure within thirty (30) days after receiving such Material Default Notice, thereafter diligently pursues such cure and completes such cure within one hundred twenty (120) days after receiving such Material Default Notice.

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 1 of 13

If Landlord terminates this Lease pursuant to this Paragraph 2(C), such termination shall be effective twelve (12) months after Tenant receives such Material Default Notice.

D.
Tenant has the absolute right to terminate the Lease at any time during the Term by providing thirty (30) days’ advance written notice to Landlord and the Company. Such termination shall be effective on the last day of the calendar month immediately following the expiration of the thirty (30)-day notice period.

3.	Utilities: Paragraph 9 of the Rental Agreement is hereby deleted in its entirety and replaced with the following:
Utilities: Landlord will furnish the following utilities (through independent third party providers): cable TV, electricity, gas, water, internet and telephone (collectively, the “Utilities”). Landlord is only responsible for installing and maintaining at least one telephone line to the Premises. Landlord shall place the Utilities in Landlord’s name or reasonably selected agent to protect Tenant’s identity. Landlord is not liable for any utility interruptions unless caused by non-payment of a utility bill owed by Landlord of which Landlord had actual notice. All utilities may be used only for normal household purposes and must not be wasted. Landlord will not be liable for any interruptions surge or failure of utilities services in the Premises or any damages directly or indirectly caused by the interruption, surge or failure.

4.	Condition of the Premises: The following Paragraph 10(E) is hereby added to the Rental Agreement:

E.
Tenant accepts the Premises in its “as is, where is” condition on the Commencement Date, without representation or warranty by Landlord as to quality, condition, fitness for use or for any other matter except as expressly set forth in the Lease. Notwithstanding the foregoing, Landlord shall cause any work covered by the one-year warranty obtained by Landlord in connection with its acquisition of the Premises to be performed. Tenant shall promptly provide notice to Landlord of any deficiencies, defects or repair items relating to the Premises upon Tenant’s knowledge of such deficiencies, defects or repairs but at least on a quarterly basis (namely, on or before [***]). To the extent such deficiencies, defects or repairs are covered by the one-year warranty or any other warranties in favor of Landlord, Landlord shall diligently pursue the necessary work to remedy such deficiencies, defects and repairs pursuant to the terms of the warranties.

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 2 of 13

5.	Maintenance Use and Reporting. The following Paragraph 11(D) is hereby added to the Rental Agreement:

D.
Maintenance Use and Reporting: Landlord, at its sole cost and expense, shall be responsible for repairing and maintaining the Premises, including but not limited to maintenance of all structural elements, including the roof, foundation and interior and exterior windows and walls, mechanical, electrical, plumbing, HVAC, all appliances furnished as of the Commencement Date and all appliances acquired by Landlord for the benefit of the Premises from and after the Commencement Date.

6.	Alterations; Repairs: Paragraph 17 of the Rental Agreement is hereby deleted in its entirety and replaced with the following:
Alterations; Repairs: Tenant, at Tenant’s sole cost and expense and with no right of reimbursement by Landlord during the Lease or upon termination of the Lease, may make improvements, alterations, additions or changes to the Premises (“Alterations”) during the Term without the consent of Landlord (subject to Tenant’s obtaining any requisite permits or governmental approvals); provided, however, if any Alterations require permits or governmental approvals or if any applications or documents related to such Alterations will become public record or require public notice or disclosure, Landlord and Tenant hereby agree to contract for such Alterations in Landlord’s name but at the sole cost and expense of Tenant in order to protect the confidentiality of Tenant’s identity. Landlord and Tenant shall reasonably cooperate to effectuate the provisions of this paragraph.

7.	Damage to Premises: Paragraph 32 of the Rental Agreement is hereby deleted in its entirety and replaced with the following:
Damage to Premises:

A.
Casualty; Landlord’s Election. If the Premises are totally or partially destroyed by fire, earthquake, accident or other casualty that render the Premises totally or partially uninhabitable (“Casualty”), Landlord shall, within sixty (60) days after the date Landlord obtains actual knowledge of a Casualty, provide written notice to Tenant (“Landlord’s Casualty Notice”) indicating Landlord’s election to: (1) perform the Restoration (as defined below), in which event this Lease will continue in full force and effect except that Rent shall be abated for any untenantable or uninhabitable portion of the Premises; or (2) terminate this Lease as of a date specified in Landlord’s Casualty Notice, which date shall not be less than sixty (60) days after the date of such Landlord’s Casualty Notice.

B.
Election to Restore. If Landlord elects to Restore, Landlord shall proceed with reasonable promptness to repair such damage and restore the Premises to substantially the same condition as existed before the Casualty to the extent

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 3 of 13

reasonably practicable (collectively, “Restore” or “Restoration”); provided, however, that any such Restoration shall be subject to (i) modifications required by zoning or building codes and other applicable laws; and (ii) delays resulting from a failure to promptly receive insurance proceeds or to obtain necessary governmental approvals, or any other delay beyond Landlord’s reasonable control. Landlord shall have no liability to Tenant for delays in Restoration beyond Landlord’s reasonable control, so long as Landlord proceeds with reasonable diligence to complete the Restoration.

C.
Landlord Election to Terminate. If Landlord elects to terminate this Lease pursuant to the terms of this Paragraph 32, the Lease and all interest of Tenant in the Premises shall terminate on the termination date specified in Landlord’s Casualty Notice, which date shall not be less than sixty (60) days after the date of such Casualty Notice.

D.
Tenant’s Purchase Options. If Landlord elects to terminate this Lease as provided in this Paragraph 32, Tenant may exercise its Original Purchase Price Option (hereinafter defined), if the date of the Landlord Casualty Notice or the termination date specified in the Landlord’s Casualty Notice falls in the Original Purchase Price Option Period (hereinafter defined), or Tenant may otherwise exercise the FMV Purchase Option (hereinafter defined) provided that the Casualty was not caused by the gross negligence or intentional acts of Tenant. Tenant shall exercise the Original Purchase Price Option or FMV Purchase Option by providing written notice to Landlord within sixty (60) days after Tenant’s receipt of Landlord’s Casualty Notice. In the event Landlord elects to terminate the Lease as provided herein, Landlord shall assign to Tenant all of Landlord’s interest in any insurance policy(ies), insurance claims or insurance proceeds with respect to the Casualty or Premises. Tenant shall be responsible for pursuing any claims under such insurance policy(ies). The purchase price under either the Original Purchase Price Option or FMV Purchase Option shall be reduced by an amount equal to the difference between the amount of any insurance proceeds available for payment under Landlord’s insurance policy(ies) and the lesser of (a) the estimated cost of the Restoration or (b) the replacement cost of the Premises. The estimated cost of the Restoration shall be determined by a licensed architect or contractor mutually acceptable to Landlord and Tenant, and the replacement cost of the Premises shall be determined by the Landlord’s insurance broker that issued Landlord’s insurance or a mutually acceptable broker if the Landlord self-insured for Casualty or otherwise did not have insurance policies that cover Casualty.

E.
Tenant Election to Terminate. Upon a Casualty, Tenant has the absolute right to terminate the Lease by providing thirty (30) days’ advance written notice to Landlord and the Company. Such termination shall be effective on the last day

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 4 of 13

of the calendar month immediately following the expiration of the thirty (30)-day notice period.

8.	Insurance. Paragraph 33 of the Rental Agreement is hereby amended to add the following after the last sentence thereof:
Tenant acknowledges that Landlord is not legally responsible for loss or damage to Tenant’s personal property or personal injury that is not a result of Landlord’s intentional conduct or gross negligence, and Landlord’s insurance will not cover such losses or damages. Tenant hereby waives all claims against Landlord for any injury to Tenant’s personal property in or about the Premises by or from any cause whatsoever (other than Landlord’s gross negligence or willful misconduct). In addition, if damage to Landlord’s property or an injury is caused by Tenant, Tenant’s guests, invitees or children, Landlord’s insurance company shall have the right to recover from Tenant payments made under Landlord’s policy. As of the Commencement Date and continuing throughout the duration of the tenancy, Tenant is required to maintain renter’s insurance on a policy form commonly known as HO-4. Tenant must provide to Landlord proof of such insurance within thirty (30) days after the Commencement Date and on annual basis thereafter if requested in writing by Landlord.

9.	Condemnation. The following is hereby inserted as new Paragraph 50 to the Rental Agreement:
Condemnation: If all or part of the Premises is condemned, Tenant may terminate the Lease by providing thirty (30) days advance written notice to Landlord.

10.	Additional Services. The following is hereby inserted as new Paragraph 51 to the Rental Agreement:
Additional Services: In consideration of the Lease, Landlord, at its sole cost and expense, shall provide the following “Additional Services” to the Tenant. The Additional Services shall be in the name of the Landlord or another entity or person selected by the Landlord to maintain confidentiality of the Tenant:
A. Electing to self-insure the Premises or maintain owner’s comprehensive and liability insurance with respect to the Premises, paying property taxes and assessments with respect to the Premises, maintaining all structural elements of the Premises, including the roof, foundation and interior and exterior windows and walls, mechanical, electrical, plumbing, HVAC, and all appliances furnished as part of the purchase of the Premises or after acquired for the Premises by Landlord (“Lease Services”).

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 5 of 13

B.	Security improvements to the Premises reasonably recommended by [***] or such other successor security contractor acceptable to Landlord (“Security Improvements”).

C.
Property management services as Landlord deems necessary and proper in its reasonable discretion, such as pest control, pool maintenance, appliance maintenance, landscaping services and payment of Utilities (“Upkeep Services”).

11.	Insurance and Taxes. The following is hereby inserted as new Paragraph 52 to the Rental Agreement:
Insurance and Taxes. Landlord, at its sole cost and expense, shall be responsible for (i) electing to self-insure the Premises or maintain owner’s comprehensive and liability insurance with respect to the Premises and (ii) paying all property taxes and assessments with respect to the Premises.

12.	Miscellaneous Provisions. The following is hereby inserted as new Paragraph 53 to the Rental Agreement:
Miscellaneous Provisions:

A.
Liens. Tenant shall not permit any mechanic’s liens or any other liens to be filed against the Premises for any work performed, materials furnished, or any obligation incurred by or at the request of Tenant (collectively, a “Prohibited Lien”).

B.	Abandonment. Tenant shall not abandon the Premises (as defined in Section 1951.3 of the California Civil Code).

C.	No Renewal Option. Tenant shall have no option to renew the Lease at the expiration of the Term.

D.
Employment. If the Executive is no longer an employee of the Company and/or any subsidiaries of the Company, the Lease shall continue in full force and effect (subject to Tenant’s termination and other rights set forth in the Lease). Regardless of such termination of employment, for the Term of the Lease, Tenant will have ongoing ordinary income taxable as wages, subject to information reporting on IRS Form W-2, and the Company will have ongoing income and payroll tax withholding obligations with respect to the Lease Differential Amount (hereinafter defined), and upon exercise of the Original Purchase Price Option (hereinafter defined), if applicable.

E.	Property Management. Landlord may retain a property management company reasonably acceptable to Tenant to manage the Premises, collect the Rent, pay

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 6 of 13

Utilities, and provide monthly statements to Landlord. Landlord will require any property management company to sign a Non-Disclosure Agreement (NDA) to maintain the confidentiality of Tenant’s identity.

F.
Lease Differential. The fair market value rent of a comparable lease for the Premises, which, for the avoidance of doubt, shall include the Lease Services, the Upkeep Services, and the Security Improvements) (the “Fair Rental Value”), over the Rent (the “Lease Differential Amount”) will be treated as ordinary income taxable as wages on a monthly basis, subject to applicable income and payroll tax withholding and information reporting on IRS Form W-2.

i.
The initial Fair Rental Value as of the Commencement Date is $26,500, which was determined by a written lease appraisal from a qualified residential broker selected by the Landlord and an initial estimate of the cost for Utilities. Landlord will adjust the Fair Rental Value at least one additional time in 20[**] based on actual cost of Utilities. Landlord will subsequently annually adjust the Fair Rental Value using an appraisal by a qualified appraiser and average cost of Utilities for purposes of determining any taxable income due in connection with Tenant’s payment of Rent. The initial Lease Differential Amount is $21,695.

ii.
The Company shall pay Tenant and shall indemnify, defend and hold harmless Tenant on an after-tax basis for, from and against, any and all federal, state, local, and other taxes imposed on Tenant attributable to the Lease Differential Amount, including, for the avoidance of doubt, any such taxes imposed on the Reimbursement Payments and Indemnification Payments (hereinafter defined).

iii.
The Company, on a monthly basis, will treat the Lease Differential Amount as ordinary income taxable as wages paid to Tenant, subject to applicable income and payroll tax withholding and information reporting on IRS Form W-2, and will pay Tenant on an after-tax basis an additional amount intended to permit Tenant to satisfy any and all federal, state, local and other tax obligations of Tenant attributable to the Lease Differential Amount, including, for the avoidance of doubt, any such taxes on such additional amounts, net of the amounts required to be withheld by the Company and paid over to the appropriate taxing authorities, all calculated based on the then-applicable Assumed Rate (“Reimbursement Payments”).

iv.
For each calendar year in which the Executive is employed by the Company, Reimbursement Payments to Tenant shall be calculated assuming that Tenant is subject to federal, state and local, income and employment taxes at the highest combined marginal rate of taxation

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 7 of 13

applicable to an individual resident of [***] for such year. Commencing for the calendar year following the year in which the Executive ceases to be employed by the Company, Reimbursement Payments to Tenant for each calendar year shall be calculated based on the higher of (i) the statutorily required combined withholding tax rate or (ii) the highest combined marginal rate of taxation to which Tenant reasonably expects to be subject for each such year, as determined and communicated in writing to the Company by Tenant in good faith within thirty (30) days of the beginning of each such year. The tax rates to be used for purposes of calculating Reimbursement Payments to Tenant during and following the Executive’s employment with the Company are each referred to herein as the “Assumed Rate”.

v.
The Company will indemnify, defend and hold the Tenant harmless on an after-tax basis for, from and against any taxes arising out of any adjustments made by any tax authority with respect to the Lease Differential Amount, including any taxes arising out of adjustments made with respect to the Security Improvements, all calculated based on the Assumed Rate in effect for the taxable year with respect to which each such adjustment is made (“Indemnification Payments”).

13.	Options to Purchase. The following is hereby inserted as new Paragraph 54 to the Rental Agreement:

A.
Fair Market Value (FMV) Option to Purchase: Landlord hereby grants Tenant the right (but not the obligation) to purchase the Premises (the “FMV Purchase Option”) at any time during the Term of this Lease for a purchase price equal to the fair market value determined in accordance with the terms of this Paragraph 54.

i.
If Tenant desires to exercise the FMV Purchase Option at any time during the Term of the Lease, Tenant shall give written notice (the “FMV Purchase Option Notice”) to Landlord. Within thirty (30) days after delivery of the FMV Purchase Option Notice, Landlord and Tenant shall appoint a mutually acceptable licensed real estate appraiser with at least ten (10) years of experience appraising residential properties of a similar size, type and location as the Premises (a “Qualified Appraiser”) to provide Landlord and Tenant with an appraisal setting forth the fair market value of the Premises. If Landlord and Tenant are able to agree upon a Qualified Appraiser within such thirty (30) day period, the Qualified Appraiser shall determine the fair market value of the Premises and issue his or her appraisal within thirty (30) days after such appointment and the determination of the fair market value by the Qualified Appraiser shall be the purchase price for the Premises.

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 8 of 13

ii.
If Landlord and Tenant are not able to agree upon a Qualified Appraiser within the thirty (30) day period following the delivery of the FMV Purchase Option Notice, then within five (5) business days after the expiration of such thirty (30)-day period, Landlord and Tenant shall each appoint a Qualified Appraiser to provide Landlord and Tenant, respectively, with an appraisal setting forth the fair market value of the Premises. Within twenty (20) days following their appointment, the two Qualified Appraisers so selected shall appoint a third, independent Qualified Appraiser who has not had any prior business relationship with either party (the “Independent Appraiser”). If an Independent Appraiser has not been so selected by the end of such twenty (20) day period, then either party, on behalf of both, may request such appointment by the local office of the American Arbitration Association or JAMS (or any successor thereto), or in the absence, failure, refusal or inability of such entity to act, then either party may apply to the presiding judge for the [***], for the appointment of such an Independent Appraiser, and the other party shall not raise any question as to the court’s full power and jurisdiction to entertain the application and make the appointment.

iii.
Within five (5) days following notification of the identity of the Independent Appraiser so appointed, Landlord and Tenant shall submit copies of the appraisals prepared by the Qualified Appraiser selected by Landlord and Tenant to the Independent Appraiser. The Independent Appraiser shall select either the determination of fair market value by Landlord’s Qualified Appraiser or the determination of fair market value by Tenant’s Qualified Appraiser as the purchase price for the Premises and shall have no right to propose a middle ground or to modify either of the two proposals. The Independent Appraiser shall render a decision within fifteen (15) days after appointment. The decision of the Independent Appraiser shall be final and binding upon the parties, and may be enforced in accordance with the provisions of California law. Landlord shall be responsible for all costs of determining the fair market value of the Premises as provided in this Paragraph 54, except for Tenant shall be responsible for all costs associated with the Qualified Appraiser appointed by the Tenant.

iv.
Within fifteen (15) days following the determination of the purchase price pursuant to either Paragraph (i) or (ii and iii) of this Paragraph 54, Landlord and Tenant shall enter into a purchase and sale agreement (“Purchase Agreement”) that provides for the sale of the Property for such purchase price in an “as is, where is” condition (subject to the obligations of Paragraph 32 hereof) and that is otherwise in a commercially reasonable form consistent with custom and practice for

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
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the sale of similar residential properties in the County of [***], and shall thereafter consummate the transaction contemplated thereby.

B.
Original Purchase Price Option: In addition to the FMV Purchase Option set forth above, during the period commencing January 1, 2026 and expiring December 31, 2026 (the “Original Purchase Price Option Period”), Landlord hereby grants Tenant a right (but not the obligation) to purchase the Premises at a purchase price equal to [***] (the “Original Purchase Price Option”). Tenant may exercise its Original Purchase Price Option by providing written notice to Landlord at least fifteen (15) days prior to the expiration of the Original Purchase Price Period. If Tenant does not exercise its Original Purchase Price Option prior to the expiration of the Original Purchase Price Option Period, the Original Purchase Price Option shall be null and void. If Tenant does provide timely notice to Landlord of the exercise of the Original Purchase Price Option, within fifteen (15) days following such exercise, Landlord and Tenant shall enter into a purchase and sale agreement that provides for the sale of the Property for such purchase price in an “as is, where is” condition (subject to the obligations of Paragraph 32 hereof) and that is otherwise in a commercially reasonable form consistent with custom and practice for the sale of similar residential properties in the County of [***], and shall thereafter consummate the transaction contemplated thereby. In addition, if Tenant exercises its Original Purchase Price Option, Tenant shall make adequate provision to the Company for applicable income and payroll tax withholding on the excess, if any, of the fair market value of the Premises over the Original Purchase Price, and the Company shall be responsible for reporting and withholding on such amount. The fair market value of the Property for purposes of the Original Purchase Price shall be determined in the same manner as described above in Paragraph 13(A).

C.
Nothing contained in this Paragraph 54 is intended to imply or create any obligation of Tenant to purchase the Premises at any time. The FMV Purchase Option and the Original Purchase Price Option will be exercisable by Tenant if, and only if, Tenant elects in its discretion to purchase the Premises.

D.
Upon closing due to exercise of the Original Purchase Price Option or the FMV Purchase Option, Landlord shall pay for all closing costs except for the cost of a title policy, any surveys, any loan origination fees, or Tenant’s attorneys’ fees.

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 10 of 13

14.	Confidentiality. The following is hereby inserted as new Paragraph 55 to the Rental Agreement:
Confidentiality: Landlord and Tenant acknowledge that the terms and conditions of the Lease are to remain confidential for Landlord’s and Tenant’s benefit, and may not be disclosed by either party to anyone, by any manner or means, directly or indirectly, without the other party’s prior written consent; provided, however, that either party may disclose the information required to be kept confidential to the extent reasonably required (a) by law, (b) in a court proceeding or arbitration to resolve any dispute arising out of this Lease, or (c) to such party’s attorneys, accountants and other professionals related to the Lease or resolution of any dispute arising out of the Lease, and that agree in writing to be bound by such party’s confidentiality agreement. If disclosure is required by either party by (a) or (b) above, such party shall provide written notice of such requirement to the other party as soon as such party becomes aware of such required disclosure. Neither Landlord nor Tenant shall record this Lease or any notice or memorandum. The consent by either party to any disclosures shall not be deemed to be a waiver on the part of such party of any prohibition against any future disclosure.

15.	Arbitration. The following is hereby inserted as new Paragraph 56 to the Rental Agreement:
Arbitration of Disputes: Any dispute or claim in law or equity arising out of the Lease shall be decided by neutral binding arbitration in accordance with the rules of JAMS and not by court action, except as provided by California law for judicial review of arbitration proceedings. The parties shall have the right to discovery in accordance with Code of Civil Procedure §1283.05. Arbitrators can award compensatory damages, and/or order specific performance, injunctive relief and declaratory relief. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The following matters are excluded from arbitration hereunder: (a) the filing or enforcement of a mechanic’s lien and (b) any matter which is within the jurisdiction of a probate court or a small claims court. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision. “NOTICE: BY INITIALLING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALLING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 11 of 13

‘ARBITRATION OF DISPUTES’ PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.”
“WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION TO NEUTRAL ARBITRATION.”
[SR] [***] [***]
Tenant’s Initials Landlord’s Initials

[Remainder of Page Intentionally Left Blank; Signatures Follow]

Tenant’s Initials    Landlord’s Initial
[SR] [***]     [***]
Addendum Page 12 of 13

IN WITNESS WHEREOF, the undersigned have executed this Addendum on the date(s) set forth below:
LANDLORD:    TENANT:

[***]                        [Steven Rodgers]

[***]

COMPANY:

Intel Corporation
BY: [Allon Stabinsky]
NAME: Allon Stabinsky
TITLE: VP & Deputy General Counsel, Litigation, Licensing & Patents on behalf of Intel Corporation
Address: 2200 Mission College Blvd, Santa Clara CA 95054

Signature Page to Addendum
Addendum Page 13 of 13

EXHIBIT A
INITIAL FAIR MARKET RENT APPRAISAL

Lease Appraisal for property address: [***]
Re: Rental appraisal
Provided by: [***]
The following information is provided as a relative guideline to the market value of the above named property. With a knowledge of the rental market in these areas for over 17 years, as it pertains to the higher end market this analysis is based on our firm’s current inventory in the areas of [***] neighborhoods. Given that the rental market has a high or peak season the month of [***]. Consideration also should be given to the length of the lease and other terms and conditions such as prepayment of rent and other concessions not advertised on comparable properties. I would asses a reasonable price of [***] per ῀($25,350.00) per month.
Feel free to contact me directly if you have specific questions regarding this assessment.
Sincerely,

[***]

[***]